 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 21, 1997
                                           REGISTRATION NO. 333-

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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                             ------------------------------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                             ------------------------------
                          GASONICS INTERNATIONAL CORPORATION
                (Exact name of Registrant as specified in its charter)

                             ------------------------------

         Delaware                                             94-2159729
  (State or other jurisdiction                             (I.R.S. Employer
of incorporation or organization)                        Identification Number)

                                 2730 Junction Avenue
                              San Jose, California 95134
                 (Address of principal executive offices) (zip code)

                             ------------------------------
                          GASONICS INTERNATIONAL CORPORATION
                        1994 Stock Option/Stock Issuance Plan
                             Employee Stock Purchase Plan
                               (Full Title of the Plans)

                             ------------------------------

                                    Dave Toole
                        President and Chief Executive Officer
                          GASONICS INTERNATIONAL CORPORATION
                   2730 Junction Avenue, San Jose, California 95134
                                   (408) 944-0212
            (Telephone number, including area code, of agent for service)

                             ------------------------------

                           CALCULATION OF REGISTRATION FEE
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                                                                                     Proposed
                                                              Proposed maximum        maximum            Amount of
                                            Amount to be     offering price per      aggregate        registration fee
Title of securities to be registered        registered(1)          share(2)       offering price(2)

Options to Purchase Common Stock
(1994 Stock Option/Stock Issuance Plan)       500,000               N/A                 N/A                N/A

Common Stock, $0.001 par value
(1994 Stock Option/Stock Issuance Plan)       500,000              $10.25              $5,125,000         $1,553.03

Common Stock, $0.001 par value
(Employee Stock Purchase Plan)                400,000              $10.25              $4,100,000         $1,242.42

Aggregate Filing Fee                                                                                      $2,796.00
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

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 1994 Stock Option/Stock Issuance Plan and the Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of outstanding shares of Common Stock of GaSonics International Corporation.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling prices per share of Common Stock of GaSonics International Corporation on May 16, 1997, as reported on the Nasdaq National Market.

                                       PART II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         GaSonics International Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

    (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1996, filed with the Commission on December 24, 1996;

    (b) The Registrant's Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 1996 and March 31, 1997, filed with the Commission on February 11, 1997 and May 7, 1997, respectively; and

    (c) The Registrant's Registration Statement No. 0-23372 on Form 8-A filed with the Commission on February 4, 1994 pursuant to Section 12 of the Securities Exchange Act of 1934 (the "1934 Act"), together with Amendment No. 1 to the Form 8-A filed with the Commission on March 9, 1994, in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

         All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which is also deemed to be incorporated by reference herein modifies or supersedes such statement.
 Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  DESCRIPTION OF SECURITIES

         Not applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 145(a) of the Delaware General Corporation Law (the "Corporation Law") provides in relevant part that "[a] corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other


                                     II-1.

enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful." With respect to derivative actions, Section 145(b) of the Corporation Law provides in relevant part that "[a] corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor...[by reason of his service in one of the capacities specified in the preceding sentence] against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper."

    The Registrant's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by the Corporation Law, and the Registrant's Bylaws provide that each person who is or was a director of the Registrant shall be indemnified by the Registrant to the full extent permitted by the Corporation Law. Such Certificate also provides that the Registrant may, but is not required to, indemnify its officers, employees and agents (other than directors and executive officers) to the extent and in the manner permitted by the Corporation Law. The Registrant has entered into indemnification agreements with its officers and directors. The indemnification agreements provide the Registrant's officers and directors with further indemnification to the maximum extent permitted by the Corporation Law.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not Applicable.

Item 8.  EXHIBITS

Exhibit Number    Exhibit
--------------    -------

    4             Instruments Defining Rights of Stockholders.  Reference is
                  made to Registrant's Registration Statement No. 0-23372 on
                  Form 8-A and Amendment No. 1 thereto, which are
                  incorporated herein by reference pursuant to Item 3(c) of
                  this Registration Statement.
    5             Opinion and consent of Brobeck, Phleger & Harrison LLP.
    23.1          Consent of Arthur Andersen LLP, Independent Auditors.
    23.2          Consent of Brobeck, Phleger & Harrison LLP is contained in
                  Exhibit 5.
    24            Power of Attorney.  Reference is made to page II-5 of this
                  Registration Statement.
    99.1          GaSonics International Corporation 1994 Stock Option/Stock
                  Issuance Plan (as amended and restated effective December
                  17, 1996).
    99.2*         Form of Notice of Grant to be generally used in connection with the 1994 Stock Option/Stock Issuance Plan.
    99.3*         Form of Stock Option Agreement to be generally used in
                  connection with the 1994 Stock Option/Stock Issuance Plan.
    99.4*         Addendum to Stock Option Agreement (Financial Assistance).
    99.5*         Addendum to Stock Option Agreement (Limited Stock
                  Appreciation Right).
    99.6*         Addendum to Stock Option Agreement (Involuntary
                  Termination).
    99.7*         Addendum to Stock Option Agreement (Special Tax Elections).


                                     II-2.

    99.8**        Form of Notice of Grant (Non-Employee Director - Initial
                  Grant) to be generally used in connection with the
                  automatic grant program of the 1994 Stock Option/Stock
                  Issuance Plan.
    99.9**        Form of Notice of Grant (Non-Employee Director -
                  Subsequent Grant) to be generally used in connection with
                  the automatic grant program of the 1994 Stock Option/Stock
                  Issuance Plan.
    99.10*        Form of Stock Option Agreement (Non-Employee Director) to be
                  generally used in connection with the automatic grant program of the 1994 Stock Option/Stock Issuance Plan.
    99.11*        Form of Stock Issuance Agreement to be generally used in
                  connection with the 1994 Stock Option/Stock Issuance Plan.
    99.12*        Addendum to Stock Issuance Agreement (Involuntary
                  Termination).
    99.13*        Addendum to Stock Issuance Agreement (Special Tax Elections).
    99.14         Employee Stock Purchase Plan (as amended and restated
                  effective December 17, 1996).
    99.15**       Form of Stock Purchase Agreement.
    99.16**       Form of Enrollment/Change Form.

    * Exhibits 99.2 through 99.7 and Exhibits 99.10 through 99.13 are incorporated herein by reference to Exhibits 99.2 through 99.7 and Exhibits
    99.10 through 99.13, respectively, of Registrant's Registration Statement No. 33-76698 on Form S-8 which was filed with the SEC on March 21, 1994.

    ** Exhibits 99.8, 99.9, 99.15 and 99.16 are incorporated by reference to Exhibits 99.8, 99.9, 99.15 and 99.16 respectively, on Registrant's Registration Statement No. 333-01948 on Form S-8 which was filed with the SEC on March 5, 1996.


Item 9.  UNDERTAKINGS

         A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"), (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; PROVIDED, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into the Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the GaSonics International Corporation 1994 Stock Option/Stock Issuance Plan and/or Employee Stock Purchase Plan.

         B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnity provisions summarized

                                     II-3.

in Item 6 above or otherwise, the Registrant has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act, and will be governed by the final adjudication of such issue.



                                     II-4.

                                  SIGNATURES

         Pursuant to the requirements of the 1933 Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on May 19, 1997.

                                  GASONICS INTERNATIONAL CORPORATION

                                  By:  /S/ DAVE TOOLE
                                      -----------------------------------------
                                      Dave Toole, President and Chief
                                      Executive Officer

                                  POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned officers and directors of GaSonics International Corporation, a Delaware corporation, do hereby constitute and appoint Monte M. Toole and Dave Toole, and each of them, the lawful attorneys-in-fact and agents, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the 1933 Act, and any rules or regulations or requirements of the Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or to amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

         Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      SIGNATURE                   TITLE                           DATE
      ---------                   -----                           ----

/S/ MONTE M. TOOLE       Chairman of the Board of Directors      May 19, 1997
-----------------------
Monte M. Toole


/S/ DAVE TOOLE             President, Chief Executive Officer    May 19, 1997
-----------------------    and Director
Dave Toole                 (Principal Executive Officer)


/S/ TERRY R. GIBSON        Vice President, Finance               May 19, 1997
-----------------------    (Principal Financial and
Terry R. Gibson              Accounting Officer)


/S/ KENNETH L. SCHROEDER   Director                              May 19, 1997
-----------------------
Kenneth L. Schroeder


/S/ F. JOSEPH VN POPPELEN  Director                              May 19, 1997
-----------------------
F. Joseph Van Poppelen


                                     II-5.

                          SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C.



                                     EXHIBITS

                                        TO

                                     FORM S-8

                                       UNDER

                                SECURITIES ACT OF 1933


                          GASONICS INTERNATIONAL CORPORATION

                                    EXHIBIT INDEX

    Exhibit
     Number       Exhibit
    --------      -------

    4             Instruments Defining Rights of Stockholders.  Reference is
                  made to Registrant's Registration Statement No. 0-23372 on
                  Form 8-A and Amendment No. 1 thereto, which are
                  incorporated herein by reference pursuant to Item 3(c) of
                  this Registration Statement.
    5             Opinion and consent of Brobeck, Phleger & Harrison LLP.
    23.1          Consent of Arthur Andersen LLP, Independent Auditors.
    23.2          Consent of Brobeck, Phleger & Harrison LLP is contained in
                  Exhibit 5.
    24            Power of Attorney.  Reference is made to page II-5 of this
                  Registration Statement.
    99.1          GaSonics International Corporation 1994 Stock Option/Stock
                  Issuance Plan (as amended and restated effective December
                  17, 1996).
    99.2*         Form of Notice of Grant to be generally used in connection with the 1994 Stock Option/Stock Issuance Plan.
    99.3*         Form of Stock Option Agreement to be generally used in
                  connection with the 1994 Stock Option/Stock Issuance Plan.
    99.4*         Addendum to Stock Option Agreement (Financial Assistance).
    99.5*         Addendum to Stock Option Agreement (Limited Stock
                  Appreciation Right).
    99.6*         Addendum to Stock Option Agreement (Involuntary
                  Termination).
    99.7*         Addendum to Stock Option Agreement (Special Tax Elections).
    99.8**        Form of Notice of Grant (Non-Employee Director - Initial
                  Grant) to be generally used in connection with the
                  automatic grant program of the 1994 Stock Option/Stock
                  Issuance Plan.
    99.9**        Form of Notice of Grant (Non-Employee Director -
                  Subsequent Grant) to be generally used in connection with
                  the automatic grant program of the 1994 Stock Option/Stock
                  Issuance Plan.
    99.10*        Form of Stock Option Agreement (Non-Employee Director) to be
                  generally used in connection with the automatic grant program of the 1994 Stock Option/Stock Issuance Plan.
    99.11*        Form of Stock Issuance Agreement to be generally used in
                  connection with the 1994 Stock Option/Stock Issuance Plan.
    99.12*        Addendum to Stock Issuance Agreement (Involuntary
                  Termination).
    99.13*        Addendum to Stock Issuance Agreement (Special Tax Elections).
    99.14         Employee Stock Purchase Plan (as amended and restated
                  effective December 17, 1996).
    99.15**       Form of Stock Purchase Agreement.
    99.16**       Form of Enrollment/Change Form.

    * Exhibits 99.2 through 99.7 and Exhibits 99.10 through 99.13 are incorporated herein by reference to Exhibits 99.2 through 99.7 and Exhibits
    99.10 through 99.13, respectively, of Registrant's Registration Statement No. 33-76698 on Form S-8 which was filed with the SEC on March 21, 1994.

    ** Exhibits 99.8, 99.9, 99.15 and 99.16 are incorporated by reference to Exhibits 99.8, 99.9, 99.15 and 99.16 respectively, on Registrant's Registration Statement No. 333-01948 on Form S-8 which was filed with the SEC on March 5, 1996.